                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                        MOBIUS MANAGEMENT SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               120 OLD POST ROAD
                              RYE, NEW YORK 10580

                            ------------------------

Dear Stockholder:

     We invite you to attend our annual meeting of stockholders at 10:00 a.m. on January 27, 2003 at the Company's offices located at 120 Old Post Road in Rye, New York. At the meeting, you will hear a report on our operations and have a chance to meet our directors and executive officers.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our directors and executive officers.

     Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

     We look forward to seeing you on the 27th.

                                          Sincerely yours,

                                          /s/ Mitchell Gross

                                          Mitchell Gross
                                          Chairman of the Board,
                                          Chief Executive Officer &
                                          President
December 20, 2002

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               120 OLD POST ROAD
                              RYE, NEW YORK 10580
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:
  January 27, 2003, 10 a.m., Local Time

Place:
  120 Old Post Road
  Rye, New York 10580

Purpose:
  Elect Three Directors
  Approve an amendment to the 1998 Non-Employee Directors' Stock Option Plan Ratify appointment of Independent Auditors
  Conduct other business if properly raised

Who may vote:
  Only stockholders of record on December 6, 2002.

Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed self addressed, postage pre-paid envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ David J. Gordon
                                          David J. Gordon
                                          Assistant Secretary

December 20, 2002

                        MOBIUS MANAGEMENT SYSTEMS, INC.
                               120 OLD POST ROAD
                              RYE, NEW YORK 10580

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS                                             PAGE
-----------------                                             ----
General Information.........................................    1
Proposal No. 1 Election of Directors........................    2
Director Compensation.......................................    3
Proposal No. 2 Amendment to the 1998 Non-Employee Directors'
  Stock Option Plan.........................................    4
Proposal No. 3 Ratification of Independent Auditors.........    7
Board Committees............................................    8
Compensation Committee Report...............................    8
Director and Officer Stock Ownership........................   10
Section 16(a) Beneficial Ownership Reporting Compliance.....   11
Information Concerning Executive Officers...................   12
Executive Compensation Tables...............................   13
Audit Committee Report......................................   15
Stock Performance Graph.....................................   17
Certain Relationships and Related Transactions..............   17
Additional Information......................................   18

                              GENERAL INFORMATION

WHO MAY VOTE

     Stockholders of Mobius, as recorded in our stock register on December 6, 2002, may vote at the meeting.

HOW PROXIES WORK

     Mobius's Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for or against each of our director candidates. You may vote for, vote against or abstain from voting for the proposals to amend the 1998 Non-Employee Directors' Stock Option Plan or to ratify our Independent Auditors.

     If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares IN FAVOR of our director candidates, IN FAVOR of the amendment to the 1998 Non-Employee Directors' Stock Option Plan and IN FAVOR of the ratification of our Independent Auditors and IN OUR PROXIES' DISCRETION on such other matters as may properly be raised at the meeting.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote those shares.

REVOKING A PROXY

     You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; or by notifying us in writing at the address under "Questions?" on page 18.

CONFIDENTIAL VOTING

     Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

QUORUM

     In order to carry on the business of the meeting, we must have a quorum. This means a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares owned by Mobius itself are not voted and do not count for this purpose. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal.

ATTENDING IN PERSON

     Only stockholders, their proxy holders and Mobius's guests may attend the meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     There are currently seven members of the Board. During fiscal 2002, Edward
F. Glassmeyer resigned from the Board of Directors. The Board is divided into three classes with terms expiring, respectively, at the fiscal 2002, 2003 and 2004 annual meeting of stockholders. The Board has nominated Joseph J. Albracht, Robert H. Levitan and Arthur J. Marks, whose terms are expiring at the fiscal 2002 annual meeting, for re-election for a term to expire at the fiscal 2005 annual meeting. Generally, Mobius directors are elected for three-year terms. However, Robert H. Levitan was appointed to fill a vacancy with a remaining term of two years, and Arthur J. Marks was appointed to fill a vacancy with a remaining term of one year. Personal information for each of our director nominees and each of our other directors is given below.

     The Board oversees the management of the Company on your behalf. It reviews Mobius's long-term strategic plans and exercises direct decision-making authority in key areas. The Board chooses the Chief Executive Officer, sets the scope of his authority to manage Mobius's business day to day, and evaluates his performance. Six of Mobius's seven directors, including our nominees, are not Mobius employees. The Board met seven times during fiscal 2002. During this period, each director attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which each such director served during their term.

     If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

     Election of a director requires the favorable vote of a majority of the votes cast. The Board recommends that you vote FOR each of the following candidates:

DIRECTOR NOMINEES FOR A TERM TO EXPIRE AT THE FISCAL 2005 ANNUAL MEETING

Joseph J. Albracht........................  Co-founder of Mobius. Executive Vice President and
Age 53                                      Secretary from 1981 to 1999, Chief Operating Officer
Director since 1981                         from 1996 to 1999 and Treasurer from 1981 to 1996. Holds
                                            a B.S. in operations research and an M.B.A. from
                                            Pennsylvania State University.
Robert H. Levitan.........................  New media and technology entrepreneur, most recently
Age 41                                      consulting with Pearson PLC. Co-founder and Chief
Director since 2000                         Executive Officer of Flooz.com, Inc. from 1999 to
                                            2001(1). Co-founder of iVillage.com, Inc. Holds a B.A.
                                            in history and public policy studies from Duke
                                            University. Serves as a director of New York Cares.
Arthur J. Marks...........................  General Partner of Valhalla Partners and Chairman of the
Age 58                                      Mid- Atlantic Venture Association. General Partner with
Director since 2002                         New Enterprise Associates, from 1984 to 2001. Formerly
                                            with General Electric from 1975 to 1984 and
                                            Baxter-Travenol Laboratories from 1971 to 1975. Holds a
                                            B.S. in industrial engineering from the University of
                                            Michigan and an M.B.A from the Harvard University
                                            Graduate School of Business. Serves as a director of
                                            Progress Software, Advanced Switching Communications and
                                            Talk America.

DIRECTORS WHOSE TERMS EXPIRE AT THE FISCAL 2003 ANNUAL MEETING

Mitchell Gross............................  Co-founder of Mobius. President since 1981 and Chairman
Age 53                                      of the Board and Chief Executive Officer since 1996. Mr.
Director since 1981                         Gross was an officer in the U.S. Navy, serving on
                                            nuclear submarines, from 1971-1976. Holds a B.S. in
                                            mechanical engineering from Columbia University School
                                            of Engineering and Applied Science and an M.B.A. in
                                            finance from The Wharton School at the University of
                                            Pennsylvania.
Gary G. Greenfield........................  Chief Executive Officer of Peregrine Systems, Inc.(2)
Age 48                                      Formerly, President and Chief Executive Officer of
Director since 1998                         MERANT plc from 1998 to 2001. Holds a B.S. from the U.S.
                                            Naval Academy, an M.S. Administration from George
                                            Washington University and an M.B.A from the Harvard
                                            University Graduate School of Business. Serves as a
                                            director of Hyperion Solutions, Inc., Peregrine Systems,
                                            Inc. and Managed Objects and is Chairman of
                                            Intellitactics. Serves as a member of the board of the
                                            Information Technology Association, a special advisor to
                                            JMI Equity, and the Norwood School Board of Trustees.

DIRECTORS WHOSE TERMS EXPIRE AT THE FISCAL 2004 ANNUAL MEETING

Patrick W. Gross..........................  Co-founder of American Management Systems, Inc. Holds a
Age 57                                      B.S. in economics from Rensselear Polytechnic Institute,
Director since 2002                         an M.S. in economics from the University of Michigan and
                                            an M.B.A from Stanford University. Serves as a director
                                            of Capital One Financial Corporation, Landmark Systems
                                            Corporation and Baker & Taylor, Inc.
Kenneth P. Kopelman.......................  Partner of Kramer Levin Naftalis & Frankel LLP(3) (law
Age 50                                      firm). Attended Cornell University (A.B.) and the London
Director since 1997                         School of Economics and received his J.D. from Columbia
                                            University School of Law. Serves as a director of Liz
                                            Claiborne, Inc.

---------------
(1) Flooz.com, Inc. filed for bankruptcy liquidation in August 2001.
(2) Peregrine Systems, Inc. filed for bankruptcy protection in September 2002.
(3) Kramer Levin has served as legal counsel to Mobius since the Company's founding in 1981.

                             DIRECTOR COMPENSATION

     Mobius employees receive no extra pay for serving as directors. Except for Mr. Kopelman, effective February 2002: (1) the annual retainer fee for non-employee directors serving on the Board was increased from $10,000 to $15,000; (2) Audit Committee members receive an additional annual fee of $2,500; and (3) the fee for each board meeting attended was increased from $1,250 to $2,000. The fee for each telephonic Board meeting attended is $500. Kramer Levin is paid for the time Mr. Kopelman devotes to preparation for and attendance at Board meetings.

     The Mobius 1998 Non-Employee Directors' Stock Option Plan provides for the grant to Mobius directors of non-qualified stock options to purchase Mobius shares. These include an initial grant of 10,000 options, made upon a non-employee director's first election to the Board, as well as an annual grant of 10,000 options, made at each annual meeting to those directors having at least nine months of Board service on the grant date. All such options have an exercise price equal to the fair market value of the underlying Mobius shares on the date of grant.

                                 PROPOSAL NO. 2

                 AMENDMENT TO THE 1998 NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

     The Compensation Committee on behalf of the Board of Directors has approved and recommended for submission to Mobius's stockholders an amendment to Mobius's 1998 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to increase the maximum number of shares of Mobius's common stock available for issuance under the Directors' Plan from 250,000 to 500,000. The Directors' Plan previously authorized the issuance of up to 250,000 shares. To date, 200,000 shares have been issued to Mobius's non-employee directors pursuant to the Directors' Plan. Assuming the stockholders approve the proposal, Mobius will register the 250,000 additional shares of common stock issuable under the Directors' Plan under the Securities Act. The effectiveness of this amendment to the Directors' Plan is subject to approval by the stockholders. Until such approval is obtained, the amendment to the Directors' Plan shall not be effective. If the amendment to the Directors' Plan is not approved, the Directors' Plan as in effect prior to the amendment will continue in operation.

     The affirmative vote of holders of a majority of Mobius's outstanding common stock represented in person or by proxy and entitled to vote on this proposal is required for approval of this amendment to the Directors' Plan. A description of the Directors' Plan is set forth below. This description is only a summary and is not intended to be complete. Any stockholder who wishes to obtain a copy of the Directors' Plan can call Mobius to receive a copy free of charge.

SUMMARY DESCRIPTION OF THE DIRECTORS' PLAN

  General

     The purpose of the Directors' Plan is to provide an incentive to the Company's non-employee directors to serve on the Board of Directors and to maintain and enhance the Company's long-term performance. The Directors' Plan provides for initial grants (i.e., upon adoption of the Directors' Plan or upon a non-employee director's initial election to the Board of Directors) of non-qualified stock options to purchase 10,000 shares of common stock. At each annual meeting thereafter, each non-employee director will receive an option to purchase 10,000 shares, provided that the non-employee director has served as a director of the Company for at least nine months prior to the date of such annual meeting and shall continue to serve as a director of the Company after such annual meeting. Each option granted under the Directors' Plan will have a term of ten years and will become exercisable upon grant. The exercise price of each option granted under the Directors' Plan will equal the fair market value of a share of common stock on the date of grant. The closing price of our common stock as reported on NASDAQ on December 6, 2002 was $2.09.

  Participation Under the Directors' Plan

     Shares Available for Awards. Prior to the proposed amendment, the Directors' Plan authorized the issuance of up to 250,000 shares of the Company's common stock. Such shares may be authorized and unissued shares, treasury shares or shares acquired by the Company for the purposes of the Directors' Plan. Any shares of common stock that are subject to a stock option under the Directors' Plan and that have not been transferred at the time such option is cancelled or terminated shall again be available for options under the Directors' Plan. Assuming the stockholders approve the proposal, Mobius will register the 250,000 additional shares of common stock issuable under the Directors' Plan under the Securities Act.

     Exercise of Options. An option shall be exercised by the filing of a written notice with the Company, on such form and in such manner as the Company shall prescribe, accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company) for the full option exercise price; or (ii) by delivery of shares of common stock acquired at least six months prior to the option exercise date and having a fair market value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price.

Promptly after receiving payment of the full option exercise price, the Company shall deliver to the option holder a certificate for the shares of common stock for which the option has been exercised.

     The holder of a stock option shall not have any of the rights of a stockholder of the Company with respect to the shares subject to the option until the issuance of a stock certificate to such person for such shares. Except as otherwise provided, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     Termination of Directorship. If an optionee's membership on the Board terminates for any reason other than death, the optionee may exercise any outstanding option to the extent that the optionee was entitled to exercise it on the date of termination. Exercise must occur within three months after termination, except that the three-month period shall be increased to one year if the termination is by reason of disability, but in no event after the expiration date of the option.

     If an optionee dies while serving on the Board, or during the period in which an option is exercisable, any outstanding option shall be exercisable to the extent that the optionee was entitled to exercise it on the date of death. Exercise must occur by the earlier of the first anniversary of death or the expiration date of the option. Such exercise shall be made only by the optionee's executor or administrator, unless the optionee's will specifically disposes of the option, in which case exercise shall be made only by the recipient of such specific disposition. If an optionee's personal representative or the recipient of a specific disposition under the optionee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Directors' Plan and the applicable agreement which would have applied to the optionee.

     Notwithstanding the preceding two paragraphs, if an optionee has either (i) served as a Director of the Company for three or more years or (ii) served as a Director of the Company during its initial public offering, then upon the termination of the optionee's membership on the Board, for any reason, the optionee may exercise any outstanding options to the extent that the optionee was entitled to exercise it on the date of termination. Exercise must occur within three years after termination, but in no event after the expiration date of the option.

     Effective Date and Term of Directors' Plan. The Directors' Plan was adopted by the Board on February 19, 1998 and approved by the Company's stockholders on February 25, 1998. Unless sooner terminated by the Board, the Directors' Plan shall terminate on the date when no more shares are available for transfer under the Directors' Plan. Options outstanding upon Directors' Plan termination shall continue in effect in accordance with their terms.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a description of the principal U.S. federal income tax consequences of grants of options under the Directors' Plan and the exercise of such options. The discussion which follows is based on the U.S. Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations promulgated thereunder, administrative rulings and pronouncements and judicial decisions as of the date hereof, all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences discussed herein. The description below does not purport to be a complete description of the tax consequences associated with grants of options under the Directors' Plan or the exercise of such options applicable to any particular grantee. Differences in each individual's financial situation may cause federal, state and local tax consequences of grants and exercises to vary. Each participant should consult his or her personal tax adviser about the detailed provisions of the applicable tax laws and regulations. The following discussion is not intended as tax advice to any grant recipient.

     Under current U.S. federal income tax law, the grant of a nonstatutory stock option, such as a grant under the Directors' Plan, has no tax consequences to the Company or the option holder. If the shares received on the exercise of an option are not subject to restrictions on transfer or risk of forfeiture (imposed by statute or otherwise), the exercise of a nonstatutory stock option will result in ordinary income to the option holder equal to the excess of the fair market value of the shares at the time of the exercise over the option price. If the shares are subject to restrictions on transfer or risk of forfeiture, the option holder will have ordinary income upon the lapse of the restrictions on transfer or risk of forfeiture, as applicable, rather than upon exercise of the option, unless an election under Code Section 83(b), as described in the following sentences, is made. If an election under Code
Section 83(b) is made, the option holder will recognize taxable ordinary income, if any, at the time the option is exercised and not at a later date. In order to be effective, the Code Section 83(b) election must be filed with the Company and the Internal Revenue Service within 30 days of exercise.

     An option holder who pays the exercise price, in whole or in part, by delivering shares of common stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, and will be taxed on the exercise of the option according to the rules described above. To the extent the shares acquired upon exercise are equal in number to the shares surrendered, the basis and holding period of the shares received will be equal to the basis and holding period of the shares surrendered. The basis of the shares received in excess of the shares surrendered upon exercise will be equal to the fair market value of those shares on the date of exercise, and the holding period for those shares will commence on that date.

     An option holder who subsequently disposes of the shares received upon exercise of an option will recognize long-term or short-term capital gain or loss (depending upon the holding period) in an amount equal to the difference between the sales price and tax basis of the shares received upon exercise of the option which is equal to the aggregate exercise price paid by the option holder plus the amount of taxable income recognized upon the exercise of the option.

     The Company will generally be entitled to a compensation deduction for federal income tax purposes in the amount equal to the taxable income recognized by the option holder upon exercise of the option, provided it reports the income on a Form W-2 or Form 1099, as applicable, that is timely provided to the option holder and filed with the Internal Revenue Service.

     The Compensation Committee, on behalf of the Board of Directors, recommends a vote FOR the amendment to the Directors' Plan.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of June 30, 2002 with respect to the shares of Mobius's common stock that may be issued under Mobius's existing equity compensation plans.

                                                         (A)                 (B)                  (C)
                                                                                               NUMBER OF
                                                                                               SECURITIES
                                                      NUMBER OF           WEIGHTED-       REMAINING AVAILABLE
                                                  SECURITIES TO BE    AVERAGE EXERCISE    FOR FUTURE ISSUANCE
                                                     ISSUED UPON          PRICE OF            UNDER EQUITY
                                                     EXERCISE OF         OUTSTANDING          COMPENSATION
                                                     OUTSTANDING          OPTIONS,          PLANS (EXCLUDING
                                                  OPTIONS, WARRANTS     WARRANTS AND      SECURITIES REFLECTED
                 PLAN CATEGORY                       AND RIGHTS            RIGHTS            IN COLUMN (A))
                 -------------                    -----------------   -----------------   --------------------
Equity compensation plans approved by security
  holders(1)....................................      3,764,350             $4.32               787,800
                                                      ---------             -----               -------
Equity compensation plans not approved by
  security holders..............................             --                --                    --
                                                      ---------             -----               -------
Total...........................................      3,764,350             $4.32               787,800
                                                      ---------             -----               -------

---------------

(1) Consists of the 1996 Stock Incentive Plan and the 1998 Non-Employee Directors' Stock Option Plan

                                 PROPOSAL NO. 3

                      RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, and subject to the ratification by the stockholders, the Board of Directors has appointed PricewaterhouseCoopers LLP ("PWC") to audit our financial statements for the fiscal year ending June 30, 2003. Ratification of the auditors requires the favorable vote of a majority of the votes cast.

     The Board recommends you vote FOR this proposal.

     On February 22, 2002, the Company appointed PWC as the independent accounting firm to audit the financial statements of the Company for the year ended June 30, 2002, and dismissed KPMG LLP ("KPMG"). This decision was approved by the Audit Committee of the Board of Directors.

     During the Company's two most recent fiscal years and the subsequent interim period through February 22, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report. None of KPMG's reports on the Company's consolidated financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two fiscal years ended June 30, 2001, and the subsequent interim period through February 22, 2002, the Company did not consult with PWC regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     In addition, none of the reportable events listed in Item 304 (a)(1)(v) of Regulation S-K occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation of KPMG.

     The following table sets forth the aggregate fees charged by PWC for services rendered for the fiscal year ended June 30, 2002:


Audit Fees..................................................  $121,772
Financial Information Systems Design and Implementation
  Fees......................................................        --
All Other Fees (primarily tax- and due diligence-related
  services).................................................   104,900
                                                              --------
                                                              $226,672
                                                              ========

     The following table sets forth the aggregate fees charged by KPMG for services rendered for the fiscal year ended June 30, 2002:


Audit Fees..................................................  $144,000
Financial Information Systems Design and Implementation
  Fees......................................................        --
All Other Fees (primarily tax-related services).............    57,150
                                                              --------
                                                              $201,150
                                                              ========

     The Audit Committee considered the compatibility of non-audit services provided by the auditors with maintaining the auditors' independence, and determined that the auditors' independence relative to financial audits was not jeopardized by the non-audit services. The auditors did not employ leased personnel in connection with their work.

     A representative of PWC is expected to be present at the annual meeting to make a statement, if he or she so desires. It is also expected that such representative will be available to respond to appropriate questions.

                                BOARD COMMITTEES

     The Board appoints committees to help carry out its duties. Each committee reviews the results of its meetings with the full Board. The Board established its committees in February 1998 in connection with Mobius's initial public offering. Only non-employee directors serve on Mobius's Audit and Compensation Committees.

     The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and financial reporting practices and the independence and performance of the Company's external auditors. Subject to stockholder and Board approval, the Audit Committee chooses the independent public accountants to audit Mobius's financial statements and reviews the scope, results and costs of the audit with such accountants. The Audit Committee currently consists of Messrs. Greenfield, P. Gross and Levitan. The Audit Committee met five times during fiscal 2002.

     The Compensation Committee oversees compensation of Mobius's executives, including salary, bonus and incentive awards. The Compensation Committee is also responsible for administering Mobius's 1996 Stock Incentive Plan, Mobius's 1998 Non-Employee Directors' Stock Option Plan, Mobius's 1998 Employee Stock Purchase Plan and Mobius's 1998 Executive Incentive Plan. The Compensation Committee currently consists of Messrs. Albracht and Levitan. The Compensation Committee met one time during fiscal 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no compensation committee interlocks which are required to be disclosed according to applicable SEC rules. No member of Mobius's Compensation Committee serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of Mobius's Board of Directors or Compensation Committee.

                         COMPENSATION COMMITTEE REPORT

OVERVIEW

     The Compensation Committee:

     (1) reviews and approves the compensation of the Chief Executive Officer;
         and

     (2) makes recommendations to the full Board and senior management with respect to the administration of Mobius's stock compensation programs.

SALARY

     We base salary on the Chief Executive Officer's knowledge, skills and level of responsibility as well as the economic and business conditions affecting Mobius. Other factors we consider are:

     (1) competitive positioning (comparing Mobius's salary structure with salaries paid by other companies);

     (2) Mobius's own business performance; and

     (3) general economic factors.

ANNUAL BONUS

     We give the Chief Executive Officer an annual bonus to provide an incentive and reward for short-term financial success and long-term Company growth. Annual bonuses link compensation in significant part to Mobius's financial performance and is determined solely by the Compensation Committee.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Mitchell Gross is one of the founders of Mobius. He beneficially owns approximately 5,550,500 shares of common stock constituting approximately 31.9% of the total amount outstanding. Accordingly, his interest is aligned with the interest of the stockholders. Due to the significance of Mr. Gross' existing stock ownership, Mobius has not incorporated long-term stock incentives, such as restricted stock or stock options, into Mr. Gross' compensation package, which consists primarily of salary and bonus. The members of the Compensation Committee agreed to continue to pay Mr. Gross' $200,000 annual salary after the expiration of his employment agreement on April 27, 2001 and granted Mr. Gross a bonus attributable to his success in achieving certain goals during fiscal 2002.

STOCK OPTIONS

     We use stock options as a long-term, non-cash incentive and to align the long-term interests of executives and stockholders. The stock options are priced at the market price of Mobius's common stock on the date of grant, therefore the options are linked to future performance of our stock because the options do not become valuable to the holder unless the price of our stock increases above the price on the date of grant. The number of stock options granted to an executive as a form of non-cash compensation is determined by the following factors:

     (1) number of stock options previously granted to an executive;

     (2) the executive's remaining options exercisable; and

     (3) the value of those remaining stock options, as compared to the anticipated value that an executive will add to Mobius in the future.

EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan commenced in fiscal 1999 and provides employees who wish to acquire Mobius's common stock with the opportunity to purchase shares with a convenient way of doing so by accumulated payroll deductions. We believe that employee participation in ownership of Mobius on this basis will be to the mutual benefit of the employees and Mobius.

EXECUTIVE INCENTIVE PLAN

     The Executive Incentive Plan ("Incentive Plan") was established in fiscal 1998 and participation in the Incentive Plan is limited to those executives and key employees who, in the judgment of the Compensation Committee, are in a position to have a significant impact on the performance of Mobius. Awards under the Incentive Plan are based upon the extent to which performance goals established by the Compensation Committee for a designated performance period are satisfied. The Incentive Plan also provides for grants of discretionary bonuses. As of December 6, 2002, there were no awards made under the Incentive Plan.

                                          Joseph J. Albracht
                                          Robert H. Levitan

                      DIRECTOR AND OFFICER STOCK OWNERSHIP

     The following table shows how much Mobius common stock (i) each director and director nominee, (ii) the Company's Chief Executive Officer and other executive officers named in the Summary Compensation Table and (iii) all executive officers and directors as a group, owned on December 6, 2002.

NAME AND ADDRESS OF NAMED EXECUTIVE                             SHARES     PERCENT OF
OFFICERS AND DIRECTORS / NOMINEES                              OWNED(1)      CLASS
-----------------------------------                           ----------   ----------
Mitchell Gross(2)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................   5,550,500      31.9%
Joseph J. Albracht(3)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................   3,953,500      22.7%
Karry D. Kleeman(4)
  c/o Mobius Management Systems, Inc.
  600 West Fulton Street
  Chicago, IL 60661.........................................     341,000       1.9%
Robert H. Lawrence(5)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................     304,600       1.7%
Joseph G. Tinnerello(6)
  c/o Mobius Management Systems, Inc.
  600 West Fulton Street
  Chicago, IL 60661.........................................     292,850       1.7%
Michael J. Festa(7)
  c/o Mobius Management Systems, Inc.
  600 West Fulton Street
  Chicago, IL 60661.........................................      84,540         *
Arthur J. Marks(8)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................      52,125         *
Kenneth P. Kopelman(9)
  c/o Kramer, Levin, Naftalis & Frankel
  919 Third Avenue
  New York, NY 10022........................................      43,850         *
Gary G. Greenfield(10)
  9800 Bent Cross Drive
  Potomac, MD 20854.........................................      40,481         *
Robert H. Levitan(11)
  160 East 88 Street
  New York, NY 10128........................................      20,000         *
Patrick W. Gross(11)
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................      20,000         *
Sandra A. Becker
  c/o Mobius Management Systems, Inc.
  120 Old Post Road
  Rye, New York 10580.......................................       7,429         *

NAME AND ADDRESS OF NAMED EXECUTIVE                             SHARES     PERCENT OF
OFFICERS AND DIRECTORS / NOMINEE                               OWNED(1)      CLASS
-----------------------------------                           ----------   ----------
All Executive Officers and Directors
  as a group (16 persons)...................................  10,896,441      58.6%

---------------
  *  Less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days are referred to as currently exercisable options in these footnotes and are deemed outstanding for computing the percentage beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

 (2) Includes 3,732,259 shares of common stock held by HARMIT, LP, of which Mitchell Gross is the general partner.

 (3) Includes 20,000 shares issuable pursuant to currently exercisable options.

 (4) Includes 340,000 shares issuable pursuant to currently exercisable options.

 (5) Includes 204,000 shares issuable pursuant to currently exercisable options.

 (6) Includes 282,250 shares issuable pursuant to currently exercisable options.

 (7) Includes 75,850 shares issuable pursuant to currently exercisable options.

 (8) Includes 11,484 shares of common stock held in trust for Mr. Marks' children. Mr. Marks disclaims beneficial ownership to such shares. Also includes 20,000 shares issuable pursuant to currently exercisable options.

 (9) Includes 1,500 shares of common stock held in trust by Mr. Kopelman's wife, as trustee, for Mr. Kopelman's three minor children and 2,350 shares of common stock held jointly by Mr. Kopelman and his wife. Mr. Kopelman disclaims beneficial ownership to such shares. Also includes 40,000 shares issuable pursuant to currently exercisable options.

(10) Includes 40,000 shares issuable pursuant to currently exercisable options.

(11) Includes 20,000 shares issuable pursuant to currently exercisable options.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such directors, executive officers and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received, or on written representations from certain reporting persons for which no other filings were required, the Company believes that during the year ended June 30, 2002, there was compliance with all
Section 16(a) filing requirements applicable to its directors, executive officers and 10% stockholders, except: (1) due to administrative oversight, (A) the following directors did not timely report on Form 5 their annual receipt of 10,000 options automatically granted to them under the Company's stockholder approved 1998 Non-Employee Directors' Stock Option Plan: one option grant in each of fiscal years 2001 and 2002 -- Messrs. Albracht, Greenfield and Kopelman; one option grant in fiscal year 2001 -- Mr. Glassmeyer (resigned from the board in October, 2001); and one option grant in fiscal year 2002 -- Mr. Levitan; and
(B) the following officers did not timely report on Form 5 their receipt of options granted to them under the Company's stockholder approved 1996 Stock Incentive Plan: one grant of 5,000 options in fiscal year 2001 -- Mr. Tinnerello; one grant of 20,000 options in fiscal 2000 and one grant of 5,000 options in fiscal 2001 -- Ms. Becker; one grant of 10,000 options in fiscal 2001 and one grant of 25,000 options in fiscal 2002 -- Mr. Gordon; one grant of 20,000 options in fiscal 2002 -- Mr. Festa; and one grant of 45,000 options in fiscal 2002 -- Mr. Tierney; and (2) Mr. Lawrence inadvertently filed late one Form 4 in fiscal 2002 covering the sale of 9,400 shares.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     The executive officers of Mobius as of the date of this Proxy Statement are identified below. Personal information on Mitchell Gross is given above. Executive officers are elected by the Board and serve until the next meeting of the Board following the annual meeting of stockholders and until their successors have been duly executed and qualified.

NAME                                                                  POSITION
----                                                                  --------
Michael J. Festa..........................    Vice President, Sales (United States and Latin America)
Age 42                                        since 2000. Joined Mobius in 1991 and served as Area
                                              Director from 1998-2000 and Regional Manager from
                                              1996-1997. Holds a B.B.A. in management from Iona
                                              College.
David J. Gordon...........................    Vice President, Finance and Treasurer since 2001.
Age 46                                        Interim Chief Financial Officer from June 2000 until
                                              January 2002. Joined Mobius in 1987 and served as
                                              Director of Finance from 1999-2000 and Controller from
                                              1987-1999. Holds a B.A. in Accounting from Queens
                                              College N.Y.
Karry D. Kleeman(1).......................    Vice President, World Sales since 1999. Joined Mobius in
Age 40                                        1990 and served as Vice President, Sales (North and
                                              South America) from 1997-1999, National Sales Manager
                                              from 1995 to 1997 and Regional Manager from 1992 to
                                              1995. Holds a B.A. in marketing from Elmhurst College.
Robert H. Lawrence........................    Vice President, Product Engineering since 1992. Joined
Age 50                                        Mobius in 1985. Holds a B.S. in physics from the
                                              University of Massachusetts.
Peter E. Takiff...........................    Senior Vice President, Finance, and Chief Financial
Age 48                                        Officer since he joined Mobius in January 2002. Formerly
                                              served as Chief Financial Officer of Flooz.com, Inc.(2)
                                              and Tommy Boy Music. Holds a B.S. in Accounting from New
                                              York University and is a Certified Public Accountant.
Peter H. Tierney..........................    Vice President, Sales (Europe, Middle East and Africa)
Age 51                                        since July 2001. Joined Mobius in 1993 as Director of
                                              International Operations and has served in various
                                              international management positions. Before joining
                                              Mobius, he held international management positions with
                                              SDI (UK) Limited, The European Software Company and SKK,
                                              Inc. Holds an MBA from the University of Cape Town.
Joseph G. Tinnerello......................    Senior Vice President, Sales and Marketing since July 1,
Age 45                                        2002; previously, Senior Vice President, Marketing since
                                              March 2002. Joined Mobius in 1990 and served as Vice
                                              President, Sales from 1995 to 1997 and Vice President,
                                              Business Development from 1998 to March 2002. Following
                                              a personal leave of absence, left Mobius from October
                                              1997 through January 1998. From 1988 to 1989, Mr.
                                              Tinnerello served as a Regional Manager with Legent
                                              Software.
Hiromasa Yazaki...........................    Vice President, Sales (North Asia) since 1999. Prior to
Age 46                                        joining Mobius, in 1997 and 1998, Mr. Yazaki was
                                              employed by Kodak Japan Ltd. as a General
                                              Manager/Consumer Imaging Marketing and, in 1996, Mr.
                                              Yazaki was employed by Informix K.K. as Director of
                                              Sales. Holds a B.A. from Dokkyo University.

---------------

(1) Commenced six-month sabbatical on July 1, 2002.

(2) Flooz.com, Inc. filed for bankruptcy liquidation in August 2001.

                         EXECUTIVE COMPENSATION TABLES

     The following table sets forth the compensation earned, by Mobius's Chief Executive Officer and the five other highest-paid executive officers for the past three fiscal years. The individuals included in the table will be collectively referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION(1)
                                             --------------------------------------
                                                                   ALL OTHER ANNUAL    ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS     COMPENSATION(2)    COMPENSATION
    ---------------------------       ----   --------   --------   ----------------   ------------
Mitchell Gross......................  2002   $200,000   $ 50,000             --         $74,194(3)
  Chairman of the Board, Chief        2001    200,000    150,264             --          73,904(3)
  Executive Officer and President     2000    200,000     75,252             --          84,948(3)

Karry D. Kleeman....................  2002    125,000     30,078        260,531           4,324(4)
  Vice President, World Sales         2001    125,000      4,140        311,818           4,069(4)
                                      2000    125,000      6,126        310,501              --

Michael J. Festa....................  2002    125,000     30,078        213,405           3,950(4)
  Vice President, U.S. and Latin      2001    125,000      7,016        257,698           3,468(4)
  America Sales                       2000    115,500     46,767        176,796              --

Sandra A. Becker....................  2002    132,513     71,250             --          78,434(6)
  Senior Vice President,              2001    190,000    142,665             --           3,889(4)
  Marketing                           2000    190,000    142,658             --          72,943(5)

Joseph G. Tinnerello................  2002    150,000         --        206,250              --
  Senior Vice President,              2001    150,000        231        189,750              --
  Marketing/Vice President,           2000    150,000        252        214,500              --
  Business Development

Robert H. Lawrence..................  2002    210,591     15,749             --           4,840(4)
  Vice President, Project             2001    201,432     48,438             --              --
  Engineering                         2000    193,737     43,875             --              --

---------------

(1) In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonuses for the named executive officer for such year.

(2) Consists of sales commissions and non-recoverable draws.

(3) Includes premiums on insurance, car premiums, tax preparation fees and sales incentive trip added to compensation. These amounts have been grossed up to include taxes.

(4) Includes sales incentive trip. The value of the trip has been grossed up to include taxes.

(5) Includes relocation expenses.

(6) Includes sales incentive trip, the value of which has been grossed up to include taxes, as well as compensation paid upon resignation from the Company in February 2002.

STOCK OPTIONS

     The following table contains information concerning the grant of stock options under the Company's 1996 Stock Incentive Plan to the Named Officers during fiscal 2002.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                                               % OF UNDERLYING                                    RATES OF STOCK
                              NUMBER OF            OPTIONS                                       APPRECIATION FOR
                              SECURITIES         GRANTED TO                                        OPTION TERM
                          UNDERLYING OPTIONS    EMPLOYEES IN     EXERCISE PRICE   EXPIRATION   ---------------------
NAME                        GRANTED(#)(1)        FISCAL YEAR       ($/SHARE)         DATE        5%($)      10%($)
----                      ------------------   ---------------   --------------   ----------   ---------   ---------
Michael J. Festa........        20,000              1.92%            $2.52         11/21/11     $31,696     $80,325

---------------
(1) Options were granted on November 21, 2001 and have a maximum term of 10 years measured from the grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. The vesting of these options is 20% on November 21, 2002 and 5% of the remaining stock options will become exercisable every three months thereafter until November 21, 2006.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information with respect to the Named Officers concerning their exercise of options during fiscal 2002 and the unexercised options held by them as of the end of such year.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                           NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-THE-
                                                          UNDERLYING UNEXERCISED         MONEY OPTIONS AT FISCAL
                           SHARES                       OPTIONS AT FISCAL YEAR-END            YEAR-END($)(1)
                         ACQUIRED ON       VALUE        ---------------------------   ------------------------------
         NAME             EXERCISE     REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
         ----            -----------   --------------   -----------   -------------   -----------      -------------
Mitchell Gross.........        --         $     --             --             --       $     --          $     --
Karry D. Kleeman.......        --               --        331,528          8,472        340,000                --
Michael J. Festa.......        --               --         60,250         59,750         21,500            18,100
Sandra A. Becker.......        --               --             --             --             --                --
Joseph G. Tinnerello...        --               --        281,500          3,500            375               875
Robert H. Lawrence.....        --               --        204,000             --        408,000                --

---------------

(1) Based on the closing sale price of the common stock of $3.25 on the Nasdaq National Market on June 28, 2002.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company, and such other duties as directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to stockholders, and on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

     The Committee operates under a written charter adopted and approved by the Board of Directors, a copy of which was filed as an appendix to the Company's proxy statement within the past three fiscal years. Each of the members of the Committee is independent, as defined under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     In this context and in connection with the audited consolidated financial statements for the year ended June 30, 2002, the Committee:

     1. Met with the Company's independent accountants (with and without management present) to review and discuss the overall scope and plans for the audit, the results of such audit, as well as their observations concerning the Company's internal controls and the overall quality of the Company's financial reporting.

     2. Reviewed the financial statements with management, including a discussion of significant accounting principles, the reasonableness of judgments and estimates, and the clarity of disclosures in the financial statements. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles.

     3. Discussed with the independent accountants the matters required to be discussed with audit committees under Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     4. Discussed with the independent accountants their independence from the Company and management, including the matters in written disclosures required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committee).

     On July 30, 2002, the Sarbanes-Oxley Act was signed into law. Since that date, the SEC has proposed and/or enacted various rules and regulations implementing the Act. On November 11, 2002, the Committee met with representatives of management, external legal counsel and our independent auditors. During that meeting, the Committee:

     - discussed the provisions of the Sarbanes-Oxley Act;

     - reviewed the processes that already are in place at the Company with respect to compliance with the Act; and

     - considered which processes, if any, are to be implemented to comply with the rules and regulations promulgated thereunder as they become effective.

     The Committee's job is one of oversight. Management has primary responsibility for the Company's financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing those financial statements, expressing an opinion based on their audit as to the statements' conformity with generally accepted accounting principles, observing the effectiveness of the Company's internal controls and discussing with the Committee whatever issues they believe should be raised with the Committee.

     The members of the Committee are not experts in the fields of auditing or accounting, or in respect of auditor independence issues, and they rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to in this Report do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's external auditors are in fact "independent."

     Based upon the Committee's receipt and review of the various materials and assurances described above and its discussions with management and the independent accountants, and subject to the limitations on the Committee's role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended June 30, 2002, be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

                                          Gary G. Greenfield
                                          Patrick W. Gross
                                          Robert H. Levitan

                            STOCK PERFORMANCE GRAPH

     The following graph depicts a comparison of the cumulative total return (assuming the reinvestment of dividends) for a $100 investment on June 30, 1998 in each of the common stock of Mobius, the Goldman Sachs Technology Composite Index (a published industry index), and the Nasdaq Composite (a broad market index). The Company paid no dividends during the periods shown. The graph lines merely connect measurement dates and do not reflect fluctuations between those dates.

                                     GRAPH

                             June 30, 1999   June 30, 2000   June 29, 2001   June 28, 2002
                             -------------------------------------------------------------
Mobius                          $ 55.00         $ 30.42         $ 22.00         $21.67
Goldman Sachs Technology
Composite Index                  168.31          265.36          129.51          74.48
Nasdaq Composite                 141.77          209.32          114.03          77.22

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP WITH KRAMER LEVIN NAFTALIS & FRANKEL LLP

     Since 1981 the Company has engaged, and plans to continue to engage, the Kramer Levin Naftalis & Frankel LLP law firm to provide the Company with legal counsel. Mr. Kopelman, a member of Mobius's Board of Directors, is a partner of Kramer Levin Naftalis & Frankel LLP. Fees paid to Kramer Levin during fiscal 2002 were approximately $635,000. Mobius believes that fees charged by Kramer Levin are at rates and on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

RELATIONSHIP WITH MR. TINNERELLO

     On December 28, 1997, Mobius agreed to advance $160,000 to Mr. Joseph G. Tinnerello, presently Mobius's Senior Vice President, Sales and Marketing, against future commissions. Such monies (net of applicable taxes) were used by Mr. Tinnerello to exercise options to purchase 80,000 shares of common stock of the Company. As of December 1, 2002, the full amount of such advance remains outstanding.

                             ADDITIONAL INFORMATION

OTHER BUSINESS

     We do not expect any business to come up for stockholder vote at the meeting other than the items raised in this booklet. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

PEOPLE WITH DISABILITIES

     We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write the Secretary at least two weeks before the meeting at the number or address under "Questions?" below.

OUTSTANDING SHARES

     On December 6, 2002, 17,415,453 shares of common stock were outstanding. Each share has one vote.

HOW WE SOLICIT PROXIES

     In addition to mailing, Mobius employees may solicit proxies personally, electronically, or by telephone. Mobius will pay the costs of soliciting this proxy.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

     The deadline for stockholder proposals to be included in our proxy statement for next year's annual meeting is June 30, 2003. As to stockholder proposals intended to be presented without inclusion in our proxy statement for our next annual meeting, the people named next year as proxies will be entitled to vote as they think best on such proposals unless we have received notice of that matter on or before September 30, 2003. However, even if such notice is timely received, the people named next year as proxies may nevertheless be entitled to vote as they think best on such proposals to the extent permitted by the SEC. On request, the Secretary will provide detailed instructions for submitting proposals.

QUESTIONS?

     If you have questions or need more information about the annual meeting, write to:

         Investor Relations
         Mobius Management Systems, Inc.
         120 Old Post Road
         Rye, NY 10580
         Attn: Carmela Forgione

     or call us at:
         (914) 921-7200

                         MOBIUS MANAGEMENT SYSTEMS, INC.
                             ----------------------
                         ANNUAL MEETING OF STOCKHOLDERS


                                JANUARY 27, 2003


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints and constitutes Mitchell Gross and David J. Gordon, or either of them, as proxies, each with full power of substitution, to represent and to vote, as designated below, all shares of the Common Stock of Mobius Management Systems, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held on January 27, 2003, at 10:00 a.m., or at any adjournment or adjournments thereof, for the following purposes, described in the Proxy Statement dated December 20, 2002, accompanying the notice of said meeting:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

 -----------------------------------------------------------------------------

/ X /    PLEASE MARK
         YOUR VOTES AS
         INDICATED IN
         THIS EXAMPLE

1.       ELECTION OF DIRECTORS

         FOR all nominees listed at   WITHHOLD AUTHORITY to   Joseph J. Albracht
         right (except as marked to   vote for all nominees   Robert H. Levitan
         the contrary below)          listed at right         Arthur J. Marks
                 /     /                     /     /

         (INSTRUCTION:   To withhold authority to vote for
         any individual nominee, write that nominee's name in the space provided below.)


 -----------------------------------------------------------------------------



2.       APPROVAL OF THE AMENDMENT TO THE 1998 NON-EMPLOYEE DIRECTORS' STOCK
         OPTION PLAN

           FOR                    AGAINST                ABSTAIN
         /    /                   /    /                  /   /

3.       RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP

           FOR                    AGAINST                ABSTAIN
         /    /                   /    /                  /   /



4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. RECEIPT IS ACKNOWLEDGED OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DATED DECEMBER 20, 2002 AND THE ANNUAL REPORT FOR FISCAL 2002.

I plan to attend the meeting               /     /

I do not plan to attend the meeting        /    /

Signature(s)                                          Dated
            -----------------------------------------      -------------------

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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